    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 13, 1997


                                                  REGISTRATION NOS. 333-18669
                                                                    333-18669-01
                                                                    333-18669-02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

            ENRON CORP.               ENRON PREFERRED FUNDING II, L.P.         ENRON CAPITAL TRUST II
     (Exact name of registrant          (Exact name of registrant as        (Exact name of registrant as
    as specified in its charter)      specified in its certificate of     specified in its certificate of
                                            limited partnership)                       trust)
              DELAWARE                            DELAWARE                            DELAWARE
  (State or other jurisdiction of     (State or other jurisdiction of     (State or other jurisdiction of
   incorporation or organization)      incorporation or organization)      incorporation or organization)
             47-0255140                          76-0522934                          76-6122939
(I.R.S. Employer Identification No.) (I.R.S. Employer Identification No.) (I.R.S. Employer Identification No.)

                                 REX R. ROGERS
                           ASSISTANT GENERAL COUNSEL
                                  ENRON CORP.
                    1400 SMITH STREET, HOUSTON, TEXAS 77002
                                 (713) 853-3069

  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices and agent for service)

                             ---------------------

                                                       Copies to:
            ROBERT S. BAIRD                          GARY W. ORLOFF                         RICHARD T. PRINS
         VINSON & ELKINS L.L.P.              BRACEWELL & PATTERSON, L.L.P.                   JOHN W. OSBORN
        1001 FANNIN, SUITE 2300                711 LOUISIANA, SUITE 2900        SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
          HOUSTON, TEXAS 77002                     HOUSTON, TX 77002                        919 THIRD AVENUE
             (713) 758-2222                          (713) 223-2900                     NEW YORK, NEW YORK 10022
                                                                                             (212) 735-3000

                             ---------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ---------------------
     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This amendment is being filed solely to complete Part II of this Registration Statement and include the exhibits that were not previously filed.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth those expenses to be incurred by Enron in connection with the issuance and distribution of the securities being registered. Except for the Securities and Exchange Commission registration fee, all amounts shown are estimates.

    Securities and Exchange Commission Registration Fee......................  $   45,455
    Accounting Fees and Expenses.............................................      25,000
    Legal Fees and Expenses..................................................     125,000
    Fees and Expenses of Transfer Agent, Trustee and Depository..............      10,000
    Blue Sky Fees and Expenses, Including Counsel Fees.......................       5,000
    Listing Fees.............................................................      20,000
    Printing Expenses........................................................     150,000
    Miscellaneous............................................................      19,545
                                                                               ----------
              Total..........................................................  $  400,000
                                                                               ==========

ITEM 15. INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Enron's Restated Certificate of Incorporation (the "Certificate of Incorporation") contains provisions under which Enron will indemnify, to the fullest extent permitted by law, persons who are made a party to an action or proceeding by virtue of the fact that the individual is or was a director, officer, or, in certain circumstances, an employee or agent of Enron or another corporation at Enron's request. The Delaware General Corporation Law generally permits such indemnification to the extent that the individual acted in good faith and in a manner which he reasonably believed to be in the best interest of or not opposed to the corporation or, with respect to criminal matters, if the individual had no reasonable cause to believe his or her conduct was unlawful. In addition, the Certificate of Incorporation contains a provision that eliminates the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director, except for liability of a director (i) for breach of the duty of loyalty, (ii) for actions or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of improper dividends or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

     The Amended and Restated Declaration of Trust provides, to the fullest extent permitted by applicable law, for indemnity of the Regular Trustees, any Affiliate of any Regular Trustee, any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee, or any officer, director, shareholder, member, partner, employee, representative or agent of the Trust or its Affiliates (each a "Company Indemnified Person"), from and against losses and expenses incurred by such Company Indemnified Person in connection with any action, suit or proceedings if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that if such action, suit or proceedings is by or in the right of the Trust, the indemnity shall be limited to expenses of such Company Indemnified person.

     The Amended and Restated Limited Partnership Agreement provides that to the fullest extent permitted by applicable law, the Partnership shall indemnify and hold harmless each of the General Partner, and any Special Representative, any Affiliate of the General Partner or any Special Representative, any officer, director, shareholder, member, partner, employee, representative or agent of the General Partner or any Special Representative, or any employee or agent of the Partnership or its Affiliates (each a "Partnership Indemnified Person"), from and against any loss, damage or claim incurred by such Partnership Indemnified Person by reason of any act or omission performed or omitted by such Partnership Indemnified Person in good faith on behalf of the Partnership and in a manner such Partnership Indemnified Person reasonably believed to be within the scope of authority conferred on such Partnership Indemnified Person by the Limited Partnership

Agreement, except that no Partnership Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Partnership Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

     The directors and officers of the Company and the Regular Trustees of the Trust are covered by insurance policies indemnifying them against certain liabilities that might be incurred by them in such capacities and against which they cannot be indemnified by the Company or the Trust. Any agents, dealers or underwriters who execute the agreement filed as Exhibit 1 of this Registration Statement will agree to indemnify the Company's directors and their officers and the Trustees who signed the Registration Statement against certain liabilities that may arise under the Securities Act with respect to information furnished to the Company or the Trust by or on behalf of any such indemnifying party.

ITEM 16. EXHIBITS


           1*        -- Form of Purchase Agreement for the offering of the Preferred
                        Securities being registered under this Registration Statement.
           2*        -- Amended and Restated Agreement and Plan of Merger dated as of July
                        20, 1996 and amended and restated as of September 24, 1996 among
                        Enron Corp., Enron Oregon Corp. and Portland General Corporation
                        (Incorporated by reference to Exhibit 2.1 to Enron's Registration
                        Statement on Form S-4, File No. 333-13791).
           3(a)*     -- Restated Certificate of Incorporation of Enron, as amended
                        (Incorporated by reference to Exhibit 3.01 to Enron's Form 10-K
                        Annual Report for 1994, File No. 1-3423).
           3(b)*     -- Bylaws of Enron (Incorporated by reference to Exhibit 3.02 to Enron
                        Form 10-K Annual Report for 1995, File No. 1-3423).
           4(a)*     -- Certificate of Trust of Enron Capital Trust II.
           4(b)*     -- Form of Amended and Restated Declaration of Trust of Enron Capital
                        Trust II.
           4(c)*     -- Certificate of Limited Partnership of Enron Preferred Funding II, L.
                        P.
           4(d)*     -- Form of Amended and Restated Agreement of Limited Partnership of
                        Enron Preferred Funding II, L. P.
           4(e)*     -- Form of Trust Preferred Securities Guarantee Agreement between Enron
                        Corp. and The Chase Manhattan Bank, as guarantee trustee.
           4(f)*     -- Form of Partnership Guarantee Agreement between Enron Corp. and The
                        Chase Manhattan Bank, as guarantee trustee.
           4(g)*     -- Form of Indenture between Enron Corp. and The Chase Manhattan Bank, as trustee.
           4(h)*     -- Form of Affiliate Debenture Guarantee Agreement by Enron Corp. and
                        The Chase Manhattan Bank, as guarantee trustee.
           4(i)*     -- Form of Trust Preferred Security (included in Exhibit 4(b) above).
           4(j)*     -- Form of Partnership Preferred Security (included in Exhibit 4(d)
                        above).
           4(k)*     -- Form of Subordinated Debenture (included in Exhibit 4(g) above).
           5         -- Opinion of James V. Derrick, Jr., Esq., Senior Vice President and
                        General Counsel of Enron, as to validity of the Trust Preferred
                        Securities.
           8         -- Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.
          12*        -- Computations of Ratios of Earnings to Fixed Charges.
          23(a)*     -- Consent of Arthur Andersen LLP.
          23(b)*     -- Consent of DeGolyer and MacNaughton.
          23(c)      -- Consent of James V. Derrick, Jr., Esq. (included in Exhibit 5).

          23(d)      -- Consent of Vinson & Elkins L.L.P. (included in Exhibit 8).
          24*        -- Powers of Attorney of certain directors of Enron.
          25(a)      -- Form T-1 Statement of Eligibility under the Trust Indenture Act of
                        1939 of The Chase Manhattan Bank under the Declaration of Trust.
          25(b)      -- Form T-1 Statement of Eligibility under the Trust Indenture Act of
                        1939 of The Chase Manhattan Bank under the Trust Preferred Securities
                        Guarantee Agreement, the Investment Guarantee Agreements and the
                        Indenture relating to the Company Debenture.


---------------

 * Previously filed.


ITEM 17. UNDERTAKINGS


     The undersigned registrants hereby undertake:

          (i) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective;

          (ii) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof; and

          (iii) that for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described under Item 15 above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Enron Capital Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 10th day of January, 1997.


                                            ENRON CAPITAL TRUST II
                                            (Registrant)

                                            By: /s/  KEITH A. CRANE
                                              ----------------------------------
                                              Keith A. Crane
                                              Regular Trustee


     Pursuant to the requirements of the Securities Act of 1933, Enron Preferred Funding II, L.P. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 10th day of January, 1997.


                                            ENRON PREFERRED FUNDING II, L.P.
                                            (Registrant)

                                            By: ENRON CORP., as
                                              General Partner

                                            By: /s/  EDMUND P. SEGNER, III
                                              ----------------------------------
                                              Edmund P. Segner, III
                                              Executive Vice President


     Pursuant to the requirements of the Securities Act of 1933, Enron Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 10th day of January, 1997.


                                            ENRON CORP.
                                            (Registrant)

                                            By: /s/  EDMUND P. SEGNER, III
                                              ----------------------------------
                                              Edmund P. Segner, III
                                              Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment has been signed by the following persons in the capacities with Enron Corp., on its own behalf and as general partner of Enron Preferred Funding II, L.P., on the 10th day of January, 1997.


                  SIGNATURE                                         TITLE
---------------------------------------------   ----------------------------------------------
               KENNETH L. LAY                   Chairman of the Board, Chief Executive Officer
---------------------------------------------     and Director (Principal Executive Officer)
              (Kenneth L. Lay)
               ROBERT H. BUTTS                  Vice President and Controller (Principal
---------------------------------------------     Accounting Officer)
              (Robert H. Butts)

             WILLIAM D. GATHMANN                Vice President, Finance and Treasurer
---------------------------------------------     (Principal Financial Officer)
            (William D. Gathmann)

              ROBERT A. BELFER*                 Director
---------------------------------------------
             (Robert A. Belfer)

            NORMAN P. BLAKE, JR.*               Director
---------------------------------------------
           (Norman P. Blake, Jr.)

               RONNIE C. CHAN*                  Director
---------------------------------------------
              (Ronnie C. Chan)

               JOHN H. DUNCAN*                  Director
---------------------------------------------
              (John A. Duncan)

                 JOE H. FOY*                    Director
---------------------------------------------
                (Joe H. Foy)

               WENDY L. GRAMM*                  Director
---------------------------------------------
              (Wendy L. Gramm)

             ROBERT L. JAEDICKE*                Director
---------------------------------------------
            (Robert L. Jaedicke)

            CHARLES A. LeMAISTRE*               Director
---------------------------------------------
           (Charles A. LeMaistre)

              JOHN A. URQUHART*                 Director
---------------------------------------------
             (John A. Urquhart)

                JOHN WAKEHAM*                   Director
---------------------------------------------
               (John Wakeham)

              CHARLS E. WALKER*                 Director
---------------------------------------------
             (Charls E. Walker)

          HERBERT S. WINOKUR, JR.*              Director
---------------------------------------------
          (Herbert S. Winokur, Jr.)
         (Constituting a majority of
           the Board of Directors)

         *By: /s/  PEGGY B. MENCHACA
---------------------------------------------
             (Peggy B. Menchaca)
  (Attorney-in-fact for persons indicated)

                               INDEX TO EXHIBITS


      ITEM NO.
---------------------
           1*        -- Form of Purchase Agreement for the offering of the Preferred
                        Securities being registered under this Registration Statement.
           2*        -- Amended and Restated Agreement and Plan of Merger dated as of July
                        20, 1996 and amended and restated as of September 24, 1996 among
                        Enron Corp., Enron Oregon Corp. and Portland General Corporation
                        (Incorporated by reference to Exhibit 2.1 to Enron's Registration
                        Statement on Form S-4, File No. 333-13791).
           3(a)*     -- Restated Certificate of Incorporation of Enron, as amended
                        (Incorporated by reference to Exhibit 3.01 to Enron's Form 10-K
                        Annual Report for 1994, File No. 1-3423).
           3(b)*     -- Bylaws of Enron (Incorporated by reference to Exhibit 3.02 to Enron
                        Form 10-K Annual Report for 1995, File No. 1-3423).
           4(a)*     -- Certificate of Trust of Enron Capital Trust II.
           4(b)*     -- Form of Amended and Restated Declaration of Trust of Enron Capital
                        Trust II.
           4(c)*     -- Certificate of Limited Partnership of Enron Preferred Funding II, L.
                        P.
           4(d)*     -- Form of Amended and Restated Agreement of Limited Partnership of
                        Enron Preferred Funding II, L. P.
           4(e)*     -- Form of Trust Preferred Securities Guarantee Agreement between Enron
                        Corp. and The Chase Manhattan Bank, as guarantee trustee.
           4(f)*     -- Form of Partnership Guarantee Agreement between Enron Corp. and The
                        Chase Manhattan Bank, as guarantee trustee.
           4(g)*     -- Form of Indenture between Enron Corp. and The Chase Manhattan Bank, as trustee.
           4(h)*     -- Form of Affiliate Debenture Guarantee Agreement by Enron Corp. and
                        The Chase Manhattan Bank, as guarantee trustee.
           4(i)*     -- Form of Trust Preferred Security (included in Exhibit 4(b) above).
           4(j)*     -- Form of Partnership Preferred Security (included in Exhibit 4(d)
                        above).
           4(k)*     -- Form of Subordinated Debenture (included in Exhibit 4(g) above).
            5        -- Opinion of James V. Derrick, Jr., Esq., Senior Vice President and
                        General Counsel of Enron, as to validity of the Trust Preferred
                        Securities.
            8        -- Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.
          12*        -- Computations of Ratios of Earnings to Fixed Charges.
          23(a)*     -- Consent of Arthur Andersen LLP.
          23(b)*     -- Consent of DeGolyer and MacNaughton.
          23(c)      -- Consent of James V. Derrick, Jr., Esq. (included in Exhibit 5).
          23(d)      -- Consent of Vinson & Elkins L.L.P. (included in Exhibit 8).
          24*        -- Powers of Attorney of certain directors of Enron.
          25(a)      -- Form T-1 Statement of Eligibility under the Trust Indenture Act of
                        1939 of The Chase Manhattan Bank under the Declaration of Trust.
          25(b)      -- Form T-1 Statement of Eligibility under the Trust Indenture Act of
                        1939 of The Chase Manhattan Bank under the Trust Preferred Securities
                        Guarantee Agreement, the Investment Guarantee Agreements and the
                        Indenture relating to the Company Debenture.


---------------


 * Previously filed.